EXHIBIT 4.3                                                    EXECUTION COPY




                            THE STATE OF CONNECTICUT,
                           ACTING THROUGH THE OFFICE
                            OF THE STATE TREASURER


                          as Finance Authority and Settlor,

                                     and

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,

                            as Delaware Trustee



                              DECLARATION OF TRUST

                            Dated as of March 23, 2001











                         Table of Contents


                            ARTICLE 1
             Definitions and Incorporation By Reference

Section 1.1     Definitions

                            ARTICLE 2
                          Organization

Section 2.1     Creation of Trust
Section 2.2     Trust as Financing Entity
Section 2.3     Situs of the Trust
Section 2.4     Purposes and Powers
Section 2.5     Trust Property
Section 2.6     Issuance of Certificates
Section 2.7     Organizational Expenses
Section 2.8     No Liability of the Finance Authority or Its Personnel
Section 2.9     Independent Status
Section 2.10    Tax Treatment; Construction

                             ARTICLE 3
                  Delivery of Certain Documents

Section 3.1     Documents Relating to Issuance of Certificates

                             ARTICLE 4
                       The Delaware Trustee

Section 4.1     Appointment
Section 4.2     Duties and Responsibilities
Section 4.3     Prohibited Actions
Section 4.4     Acceptance of the Trusts
Section 4.5     Limitation of Liability
Section 4.6     Compensation and Reimbursement; Indemnification
Section 4.7     Resignation
Section 4.8     Representations and Warranties of Delaware Trustee
Section 4.9     Reliance; Advice of Counsel
Section 4.10    Delaware Trustee May Own Certificates
Section 4.11    Right to Receive Instructions
Section 4.12    No Duties Except as Specified in this Agreement or in
                Instructions

                             ARTICLE 5
         Representations and Warranties of the Finance Authority

Section 5.1     Representations and Warranties of Finance Authority

                             ARTICLE 6
                    Termination of Declaration

Section 6.1     Termination of the Trust

                             ARTICLE 7
                           Miscellaneous

Section 7.1     No Legal Title to Trust Property
Section 7.2     Limitations on Rights of Others
Section 7.3     Notices
Section 7.4     Severability
Section 7.5     Amendments Without Consent of Holders
Section 7.6     Amendments With Consent of Holders
Section 7.7     Form of Amendments
Section 7.8     Counterparts
Section 7.9     Successors
Section 7.10    No Petition Covenant
Section 7.11    Headings
Section 7.12    GOVERNING LAW



     DECLARATION OF TRUST dated as of March 23, 2001 (as amended or restated from time to time, the "Declaration"), by the State of Connecticut, acting through the Office of the State Treasurer, acting hereunder as the finance authority and settlor (the "Finance Authority") pursuant to Sections 16-245e to and including 16-245k of the Connecticut General Statutes (the "Statute") and First Union Trust Company, National Association, acting hereunder not in its individual or corporate capacity but solely as trustee under the laws of the State of Delaware (the "Delaware Trustee").

                              RECITALS

     Pursuant to the Statute, an electric company in the State of Connecticut may obtain from the Connecticut Department of Public Utility Control (the "Department") a financing order (as defined in the Statute) permitting such utility to recover a portion of its stranded costs (as defined in the Statute) through the issuance of rate reduction bonds (as defined in the Statute). The Statute further empowers a special purpose trust (as defined in the Statute) established by the Finance Authority to issue such rate reduction bonds.

     The Connecticut Light and Power Company, a Connecticut corporation ("CL&P"), has applied for and received a financing order from the Department, and has requested the Finance Authority to establish a special purpose trust to issue rate reduction bonds.

     The Trust created hereby (the "Trust") shall constitute a special purpose trust and shall be empowered to issue one series with one or more classes of certificates constituting Connecticut RRB Special Purpose Trust CL&P-1 Rate Reduction Certificates (the "Certificates"). All such Certificates shall be issued pursuant to an indenture (the "Certificate Indenture"), by and among the Delaware Trustee, the Trust and a trustee (the "Certificate Trustee"), initially designated as First Union Trust Company, National Association, and each class of Certificates shall represent fractional undivided beneficial interests in the corresponding class of CL&P Funding LLC Notes (the "Notes") issued by CL&P Funding LLC, a special purpose limited liability company (the "Note Issuer") created by CL&P. The Certificate Indenture and this Declaration shall together constitute the governing instrument of the Trust. The Trust shall purchase the Notes from the Note Issuer pursuant to a note purchase agreement (a "Note Purchase Agreement") relating to the Notes. The Notes will be issued pursuant to an indenture (the "Note Indenture"), by and between the Note Issuer and a trustee (the "Note Trustee"), initially designated as First Union Trust Company, National Association, and secured by a pledge of and lien upon transition property (as defined in the Statute) purchased by the Note Issuer from CL&P together with any other assets of the Note Issuer. CL&P will service such transition property for the benefit of the Note Issuer pursuant to a transition property servicing agreement (the "Servicing Agreement"), between CL&P as servicer (in such capacity, together with any successor servicer, the "Servicer") and the Note Issuer. The Declaration, the Certificate Indenture, the Note Purchase Agreement, the Note Indenture, the Servicing Agreement, the Fee and Indemnity Agreement defined and described in
Section 2.7 Organizational Expenses. The Delaware Trustee shall be reimbursed, but solely from amounts payable by the Note Issuer under a fee and indemnity agreement (the "Fee and Indemnity Agreement"), for organizational expenses of the Trust as they may arise. The Delaware Trustee shall have no recourse against the Finance Authority or against the Notes or the payments thereon and proceeds thereof, for the reimbursement of such expenses. hereof, the Transition Property Purchase and Sale Agreement between the Note Issuer and CL&P, as seller, relating to the purchase and sale of the transition property described above, the Administration Agreement between the
Note Issuer and CL&P, as administrator, relating to the administration of the
Note Issuer, the Inter-Creditor Agreement among the Note Trustee, Citicorp North America, Inc., Citibank, N.A., CL&P Receivables Corporation, the Note Issuer and CL&P, relating to the Note Indenture and that certain Receivables Purchase and Sale Agreement dated September 30, 1997, as amended, among CL&P Corporate Asset Funding Company, Inc., Citibank, N.A., and Citibank North America, Inc., as agent, the Underwriting Agreement among the Note Issuer, CL&P and certain underwriters, relating to the underwriting of the Certificates, and any interest rate swap agreement (a "Swap Agreement") executed in connection with the issuance of any class of floating rate Certificates are herein collectively referred to as the "Basic Documents."

THE FINANCE AUTHORITY AND THE DELAWARE TRUSTEE AGREE AS FOLLOWS:

                           ARTICLE 1

             Definitions and Incorporation By Reference

     Section 1.1 Definitions. All references herein to "the Declaration" or "this Declaration" are to this Declaration of Trust, all references herein to the "Trust" are to the trust created hereunder, and all references herein to Articles, Sections, subsections, Schedules and Exhibits are to Articles, Sections, subsections, Schedules and Exhibits of this Declaration, unless otherwise specified. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Recitals hereto.

                           ARTICLE 2

                         Organization

     Section 2.1 Creation of Trust. The Trust created hereby shall be known as "Connecticut RRB Special Purpose Trust CL&P-1," in which name the Delaware Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. In addition, the Delaware Trustee may conduct the business of the Trust in its own name, as trustee hereunder, to the extent the Delaware Trustee is directed in accordance herewith; provided that the Delaware Trustee may rely conclusively upon an opinion of counsel as to whether any proposed action is necessary or appropriate. It is the intention that the Trust shall constitute a not-for-profit business trust under the Delaware Business Trust Act (being Chapter 38 of Title 12 of the Delaware Code, 12 Del. C., Section 3801 et seq., as the same may be amended from time to time and any successor statute) (the "Business Trust Act"), that the Certificate Indenture shall be deemed a part of this Declaration and that this Declaration (together with the Certificate Indenture) shall constitute the governing instrument of the Trust. To the extent that the provisions of this Declaration and the Certificate Indenture conflict with respect to the issuance of the Certificates and the rights of the holders thereof, the Certificate Indenture shall control. The Delaware Trustee and the Certificate Trustee shall file the Certificate of Trust, substantially in the form attached hereto as Exhibit A, pursuant to Section 3810 et seq. of the Business Trust Act in connection with the formation of the Trust as a not-for-profit business trust under the Business Trust Act. The fiscal year of the Trust shall be the calendar year.

     Section 2.2 Trust as Financing Entity. The Finance Authority hereby finds and determines, and hereby represents and warrants, that the Trust constitutes a "special purpose trust" and a "financing entity" within the meaning of the Statute, and that the Trust is being established to issue "rate reduction bonds" within the meaning of the Statute.

     Section 2.3 Situs of the Trust. The office of the Trust shall be in care of the Delaware Trustee at the corporate trust office (the "Office") at One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801,
Attention: Corporate Trust Administration (although any notice, direction, consent or waiver given to the Delaware Trustee hereunder may be given in care of the address set forth in Section 7.3(a) hereof), which Office shall be located in Delaware, or at such other address in Delaware as the Delaware Trustee may designate by written notice to the Finance Authority, the Certificate Trustee, the Note Issuer, the Note Trustee, the Servicer, and the holders of the Certificates, and the Trust shall conduct its business in such Office, separate and apart from that of the Finance Authority and their affiliates. If and to the extent required pursuant to the provisions of the Business Trust Act, all bank accounts of the Trust maintained by the Delaware Trustee, except those bank accounts maintained by the Certificate Trustee, shall be located in the State of Delaware. Any bank accounts of the Trust maintained by the Delaware Trustee that are not required to be located in the State of Delaware by the Business Trust Act may be maintained in Delaware, New York, North Carolina or Hartford, Connecticut, or such other location as is acceptable to the Finance Authority. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Delaware Trustee (in its individual capacity but not as Delaware Trustee) from having employees within or without the State of Delaware. If and to the extent required pursuant to the provisions of the Business Trust Act, payments shall be received by the Trust only in Delaware, and payments shall be made by the Trust only from Delaware, except as otherwise provided in the Basic Documents. To the extent the Business Trust Act does not require that payments be received in and paid from Delaware, to the extent consistent with such act and the Basic Documents, payments may be received and made by the Trust in and from Delaware, New York, North Carolina or Hartford, Connecticut, or such other location as is acceptable to the Finance Authority. To the extent required pursuant to the provisions of the Business Trust Act, the Delaware Trustee shall conduct the Trust's activities from Delaware, sign documents on behalf of the Trust in Delaware and maintain business records on behalf of the Trust in Delaware.

     Section 2.4     Purposes and Powers.

          (a) The Trust shall have the power and authority to, and is constituted solely for the purpose of, acquiring and holding the Notes and issuing the Certificates, applying the proceeds of the Notes to the payment of the Certificates and entering into and performing its obligations under each of the Basic Documents to which it may be a party (which functions the Delaware Trustee shall perform or cause to be performed on behalf of the Trust), and, except as set forth herein, the Delaware Trustee is not authorized or empowered to acquire any other investments or engage in any other activities on behalf of the Trust and, in particular, the Delaware Trustee is not authorized or empowered to do anything that would cause the Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          (b) The Delaware Trustee shall have all rights and powers set forth herein and, to the extent not inconsistent herewith, in the Business Trust Act with respect to accomplishing the purposes of the Trust.

     Section 2.5     Trust Property.

          (a) The Finance Authority hereby assigns, transfers, conveys and sets over to the Delaware Trustee on behalf of the Trust the sum of 1.00 dollar. The Delaware Trustee hereby acknowledges receipt of such amount in trust from the Finance Authority, which amount shall constitute the initial trust property.

          (b) Upon issuance of the Certificates and purchase of the Notes, the holders of the Certificates shall become the sole and exclusive beneficial owners of the Trust estate established hereby. The Delaware Trustee hereby declares that it shall hold the Notes, the security interest in the transition property (as defined in the Statute) securing the Notes, any other assets acquired directly or indirectly from the Note Issuer and the proceeds therefrom (the "Trust Property") in trust as herein provided for the benefit of the holders of the Certificates, and in the event that floating rate Certificates are issued, for the benefit of any swap counterparty which enters into a Swap Agreement with respect to such Certificates, subject to the rights of such holders under the Certificate Indenture, from and after such date until termination of the Trust as herein provided, or under the Basic Documents.

          (c) Legal title to the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Delaware Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.6 Issuance of Certificates. The Trust shall execute and deliver the Certificates only upon satisfaction of the terms of the Certificate Indenture. The Certificates of each Class shall represent undivided beneficial interests in the assets of the Trust consisting of the Notes of the corresponding Class and, in the case of floating rate Certificates, any related Swap Agreement, and payments thereon, and shall be issued in accordance with the terms of the Certificate Indenture.

     Section 2.7 Organizational Expenses. The Delaware Trustee shall be reimbursed, but solely from amounts payable by the Note Issuer under a fee and indemnity agreement (the "Fee and Indemnity Agreement"), for organizational expenses of the Trust as they may arise. The Delaware Trustee shall have no recourse against the Finance Authority or against the Notes or the payments thereon and proceeds thereof, for the reimbursement of such expenses.

     Section 2.8 No Liability of the Finance Authority or Its Personnel. No recourse shall be had by the Delaware Trustee for any claim based on this Declaration, the Certificates, the Notes or the Basic Documents against any official, member, director, officer, employee, consultant, agent or attorney of the Finance Authority unless such claim is based upon the bad faith, fraud or deceit of such person. No covenant, stipulation, obligation or agreement of the Finance Authority contained in this Declaration shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future official, member, director, officer, employee, consultant, agent or attorney of the Finance Authority in his or her individual capacity, and any official, member, director, officer, employee, consultant, agent or attorney of the Finance Authority executing and delivering or directing the execution and delivery of the Certificates shall not be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance of the Certificates.

     Section 2.9 Independent Status. The Trust and the Finance Authority each covenant and agree to hold itself out to the public under its own name as a separate and distinct entity and will each conduct its business so as not to mislead others as to its identity. The Trust shall cause those financial statements and other records required by law, or otherwise required, to be prepared and maintained separate and apart from those of the Finance Authority.

     Section 2.10     Tax Treatment; Construction.

          (a) It is the intention of the parties hereto that the Trust shall be treated as a "grantor trust" for federal income tax purposes and all transactions contemplated by this Declaration will be reported consistently with such treatment.

          (b) The provisions of this Declaration shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust as a "grantor trust" for federal income tax purposes. Accordingly, notwithstanding any other provision hereof to the contrary, this Declaration shall be construed to establish a class or classes of ownership interests, with each class representing undivided beneficial interests in a separate specified asset or set of assets of the Trust and facilitating the direct investment in such assets by the holders of the Certificates. The assets of the Trust shall consist of the Notes and other assets described in this Declaration, and the Delaware Trustee shall have no power hereunder to vary the investment of the holders of the Certificates.

                            ARTICLE 3

                 Delivery of Certain Documents

     Section 3.1 Documents Relating to Issuance of Certificates. The Delaware Trustee is hereby directed to execute and deliver on behalf of the Trust from time to time and as instructed in writing by the Finance Authority, all Basic Documents to which the Trust or the Delaware Trustee may be a party, including the Certificate Indenture, and any amendment or supplement thereto, the Note Purchase Agreement, the Fee and Indemnity Agreement, the Underwriting Agreement, any Swap Agreement and all other documents and instruments as may be necessary or desirable to issue the Certificates pursuant to the provisions of the Certificate Indenture and to purchase the Notes pursuant to the Note Purchase Agreement.

                             ARTICLE 4

                      The Delaware Trustee

     Section 4.1 Appointment. For valuable consideration received, it is mutually covenanted and agreed that the Delaware Trustee has been and by this document is, appointed to serve as the trustee of the Trust in the State of Delaware pursuant to Section 3807 of the Business Trust Act.

     Section 4.2     Duties and Responsibilities.  It is understood and
agreed that, except as provided in Section 2.4     Purposes and Powers.
hereof, the duties and responsibilities of the Delaware Trustee shall be limited to (a) executing and delivering on behalf of the Trust all Basic Documents to which the Trust or the Delaware Trustee may be a party and, to the extent required by Article 3 hereof, all other documents and instruments referred to in Article 3 hereof, (b) accepting legal process served on the Trust in the State of Delaware and (c) the execution and delivery of all certifications required to be filed with the Secretary of State of the State of Delaware in order to form, maintain and terminate the existence of the Trust under the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

     Section 4.3 Prohibited Actions. Except as otherwise expressed herein and as permitted under the Basic Documents, the Delaware Trustee shall not (i) take any action with respect to any election by the Trust to file an amendment to this Declaration, (ii) amend, change, modify or terminate any Basic Document, or (iii) sell the Notes, any other Trust Property or any interest therein.

     Section 4.4 Acceptance of the Trusts. By the execution hereof, the Delaware Trustee accepts the trusts created hereinabove.

     Section 4.5 Limitation of Liability. Except as otherwise expressly required by this Declaration, the Delaware Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the holders of the Certificates. The Delaware Trustee shall not be liable for the acts or omissions of the Certificate Trustee or any other person, nor shall the Delaware Trustee be liable for supervising or monitoring the performance of the duties and obligations of the Certificate Trustee or any other person. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

          (a) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith by any officer within the corporate trust department of the Delaware Trustee who has been assigned to perform or provide trustee functions or services on behalf of the Trust;

          (b) no provision of this Declaration shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured or provided to it;

          (c) it is expressly understood and agreed by the parties hereto that (i) this Declaration is executed and delivered by First Union Trust Company, National Association, not individually or personally but solely as Delaware Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by First Union Trust Company, National Association, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of First Union Trust Company, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Declaration and by any person claiming by, through or under such parties and (iv) under no circumstances shall First Union Trust Company, National Association, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by or on behalf of the Trust under this Declaration;

          (d) the Delaware Trustee shall not be personally responsible for the validity or sufficiency of this Declaration, the Certificate Indenture or the Certificates or for the due execution hereof by the Finance Authority;

          (e) in the exercise or administration of the trusts hereunder, the Delaware Trustee (i) may act directly or through agents (including affiliates, such as First Union Trust National Bank), attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct or supervision of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Delaware Trustee in good faith and (ii) may, at the expense of the Note Issuer, consult with attorneys, accountants and other skilled persons to be selected in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such attorneys, accountants or other skilled persons;

          (f) except as expressly provided in this Section 4.5, in accepting and performing the trusts hereby created, the Delaware Trustee acts solely as trustee for the Trust and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Declaration shall look only to the Trust's property for payment or satisfaction thereof;

          (g) the Delaware Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Trust Property shall be to deal with such property in a manner similar to the manner in which the Delaware Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Delaware Trustee under this Declaration;

          (h) the Delaware Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

          (i) the Delaware Trustee shall not be liable for any interest on any moneys received by it on behalf of the Trust except as the Delaware Trustee may otherwise agree with the Finance Authority;

          (j) moneys held by the Delaware Trustee on behalf of the Trust need not be segregated from other moneys except as the Delaware Trustee may otherwise agree with the Finance Authority or as otherwise required by law; and

          (k) the Delaware Trustee shall have the right at any time to seek instructions concerning the administration of the Trust from any court of competent jurisdiction.

     Section 4.6     Compensation and Reimbursement; Indemnification.

          (a) Pursuant to the Fee and Indemnity Agreement, the Note Issuer has agreed to pay, or cause to be paid, to the Delaware Trustee from time to time compensation for its services and to reimburse it for its reasonable expenses hereunder. The Delaware Trustee shall have no recourse against the Finance Authority or against the Notes, the payments received thereon or the proceeds therefrom, for the payment of such compensation or for the reimbursement of such expenses, except as provided in the Note Indenture or the other Basic Documents.

          (b) Pursuant to the Fee and Indemnity Agreement, the Note Issuer has agreed to indemnify, defend and hold harmless the Delaware Trustee and any of the affiliates, officials, officers, directors, employees, consultants, counsel and agents of the Delaware Trustee (the "Delaware Trustee Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes, damages, costs, expenses (including the reasonable fees and expenses of its counsel) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Delaware Trustee Expenses"), to the extent that such Delaware Trustee Expenses arise out of or are imposed upon or asserted against such Delaware Trustee Indemnified Persons with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of this Declaration or the transactions contemplated hereby; provided, however, that the Note Issuer is not, and shall not be, required to indemnify any Delaware Trustee Indemnified Person for any Delaware Trustee Expenses that result from the willful misconduct or gross negligence of such Delaware Trustee Indemnified Person. Pursuant to the Fee and Indemnity Agreement, the obligations of the Note Issuer to indemnify the Delaware Trustee Indemnified Persons shall survive the termination of this Declaration and the resignation or removal of the Delaware Trustee. The Delaware Trustee is hereby authorized to execute the Fee and Indemnity Agreement on behalf of the Trust and to enforce the terms thereof on its own behalf and on behalf of the Trust.

           (c) Notwithstanding anything to the contrary in this Declaration, the Delaware Trustee shall have no recourse against the Finance Authority or against the Notes or the payments thereon and proceeds thereof, for payment of any amounts required to be paid to the Delaware Trustee under the Fee and Indemnity Agreement. The Delaware Trustee shall have a lien against the Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Delaware Trustee shall be subject to the priorities set forth in Section
8.02 of the Note Indenture.

     Section 4.7 Resignation. The Delaware Trustee may resign upon 30 days' prior written notice to the Certificate Trustee, the Finance Authority and the Trust; provided, however, that a successor Delaware Trustee satisfactory to the Finance Authority shall have been appointed and agreed to serve. If a successor Delaware Trustee shall not have been appointed by the Finance Authority within such 30-day period, the Delaware Trustee may apply to the Court of Chancery of the State of Delaware for the appointment of a successor Delaware Trustee. Any successor Delaware Trustee must satisfy the requirement of Section 3807(a) of the Business Trust Act.

     Section 4.8 Representations and Warranties of Delaware Trustee. First Union Trust Company, National Association, hereby represents and warrants to the other parties hereto that:

          (a) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

          (b) It has full power, authority and legal right to execute, deliver and perform this Declaration, and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration.

          (c) The execution, delivery and performance by it of this Declaration (i) do not violate any requirement of law governing its banking and trust powers or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to it or any of its assets,
(ii) do not violate any provision of its articles of association or by-laws, and (iii) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a materially adverse effect on its performance or its ability to perform its duties as a Trustee under this Declaration or on the transactions contemplated in this Declaration.

          (d) Its execution, delivery and performance of this Declaration shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed (except for the filing of the Certificate of Trust with the Secretary of State of the State of Delaware).

          (e) This Declaration has been duly executed and delivered by it and, assuming due authorization, execution and delivery hereof by the other parties hereto and the Certificate Indenture, constitutes the legal, valid and binding agreement of it, enforceable against it in accordance with the terms of this Declaration, except as enforceability may be limited by bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 4.9     Reliance; Advice of Counsel.

           (a) The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect unless and until the Delaware Trustee receives a certified copy of a resolution of such board of directors or other body revoking the same. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to it for any action taken or omitted to be taken by it in good faith in reliance thereon.

           (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Declaration and the Basic Documents, the Delaware Trustee: (i) may, at the expense of the Note Issuer or any other party, to the extent provided in the Fee and Indemnity Agreement, act directly or through its agents, attorneys, custodians or nominees (including, if necessary, the granting of a power of attorney to any of its officers not otherwise authorized to execute and deliver any Basic Document, Certificate or other documents related thereto and to take any action in connection therewith on behalf of the Delaware Trustee) pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Delaware Trustee in good faith; and (ii) may, at the expense of the Note Issuer or any other party, to the extent provided in the Fee and Indemnity Agreement, consult with counsel, accountants and other professionals to be selected in good faith by it. The Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountant or other such persons reasonably relied on and which, according to such opinion or advice, is not contrary to this Declaration or any other Basic Document.

     Section 4.10 Delaware Trustee May Own Certificates. The Delaware Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with CL&P, the Note Issuer, the Note Trustee, the Certificate Trustee, the Servicer, the Finance Authority and their respective affiliates and with the holders of the Certificates in transactions in the same manner as the Delaware Trustee would have if it were not a trustee under this Declaration.

     Section 4.11 Right to Receive Instructions. In the event that the Delaware Trustee is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Declaration or any Basic Document, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Declaration or any Basic Document permits any determination by the Delaware Trustee or is silent or is incomplete as to the course of action which the Delaware Trustee is required to take with respect to a particular set of facts, the Delaware Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Finance Authority requesting instructions and, to the extent that the Delaware Trustee shall have acted or refrained from acting in good faith in accordance with any instructions received from the Finance Authority, the Delaware Trustee shall not be liable on account of such action or inaction to any Person, including any Certificateholder. If the Delaware Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Delaware Trustee may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Declaration of any Basic Document, as the Delaware Trustee shall deem to be in the best interests of the beneficial owners, and the Delaware Trustee shall have no liability to any Person for such action or inaction.

     Section 4.12 No Duties Except as Specified in this Agreement or in Instructions. The Delaware Trustee shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Trust Property, prepare or file any tax, qualification to do business or securities law filings or reports or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Declaration and no implied duties or obligations shall be read into this Declaration against the Delaware Trustee. The Delaware Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Property which result from claims against the Delaware Trustee personally that are not related to the ownership or the administration of the Trust Property or the transactions contemplated by the Basic Documents.

                           ARTICLE 5

         Representations and Warranties of the Finance Authority

     Section 5.1     Representations and Warranties of Finance Authority.
The Finance Authority, as a settlor of the Trust, will represent and warrant, as of the Issuance Date of the Certificates, the following:

          (a) the Finance Authority has full power, authority and legal right, and has taken all action necessary, to execute and deliver this Declaration and to fulfill its obligations under, and to consummate the transactions contemplated by, this Declaration;

           (b) the making and performance by the Finance Authority of this Declaration and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it or violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to, any mortgage, indenture, contract, agreement or other undertaking to which the Finance Authority is a party;

           (c) this Declaration has been duly executed and delivered by the Finance Authority and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

           (d) to the best knowledge of the Finance Authority, all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation, or judicial entity necessary for the validity or enforceability of the Finance Authority's obligations under this Declaration have been obtained, and no governmental authorizations other than any already obtained are required in connection with the execution, delivery and performance of this Declaration by the Finance Authority.

                            ARTICLE 6

                   Termination of Declaration

     Section 6.1 Termination of the Trust. The respective obligations and responsibilities of the Finance Authority, the Delaware Trustee and the Trust created hereby shall terminate with respect to any class of Certificates one year and one day following the distribution to all holders of the Certificates of such class of all amounts required to be distributed to them pursuant to the Certificate Indenture and the disposition of all property held as part of the Trust Property with respect to such class of Certificates. Upon the redemption of all classes of Certificates and at the election of the Finance Authority, the Trust shall dissolve. The Finance Authority shall pay or provide for the payment of all remaining liabilities of the Trust and the Delaware Trustee in accordance with Section 3808 of the Business Trust Act, but solely from amounts payable to the Finance Authority under the Fee and Indemnity Agreement, and thereupon the Delaware Trustee shall file a certificate of cancellation under the Business Trust Act and the Trust shall terminate, and any fees associated with such filing shall be paid from amounts payable to the Finance Authority under the Fee and Indemnity Agreement.

     Notice of any termination of the Trust shall be mailed by the Certificate Trustee promptly in accordance with the Certificate Indenture.

                                ARTICLE 7

                              Miscellaneous

     Section 7.1     No Legal Title to Trust Property.  As provided in
Section 2.5(c) hereof, the Finance Authority shall not have legal title to any part of the Trust Property.

     Section 7.2 Limitations on Rights of Others. Except as otherwise provided herein, the provisions of this Declaration are solely for the benefit of the Finance Authority, the Delaware Trustee, the Certificate Trustee, the holders of the Certificates and any swap counterparty to any Swap Agreement, and nothing in this Declaration, whether express or implied, shall be construed to give to any other person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Declaration or any covenants, conditions or provisions contained herein.

     Section 7.3 Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Declaration shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Trust, to:

          First Union Trust Company, National Association, as Delaware Trustee for the
          Connecticut RRB Special Purpose Trust CL&P-1
          One Rodney Square, Suite 102
          920 King Street
          Wilmington, DE 19801
          Attention:  Corporate Trust Administration
          Facsimile:  (302) 888-7544
          Telephone:  (302) 888-7539

          with a copy to the Finance Authority at the address listed herein.

     if to the Finance Authority, to:

          Office of the Treasurer
          55 Elm Street
          Hartford, CT  06106
          Attention:  Assistant Treasurer - Debt Management
          Facsimile:  (860) 702-3127
          Telephone:  (860) 702-3034

     if to the Delaware Trustee, to:

          First Union Trust Company, National Association,
          One Rodney Square, Suite 102
          920 King Street
          Wilmington, DE 19801
          Attention:  Corporate Trust Administration
          Facsimile:  (302) 888-7544
          Telephone:  (302) 888-7539

         (a) The Trust, the Finance Authority or the Delaware Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

         (b) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

     Section 7.4 Severability. If any one or more of the covenants, agreements, provisions or terms of this Declaration shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Declaration and shall in no way affect the validity or enforceability of the other provisions of this Declaration.

     Section 7.5 Amendments Without Consent of Holders. This Declaration may be amended by the Delaware Trustee and the Finance Authority with the prior written consent of the Certificate Trustee but without the consent of any of the holders of the Certificates (but with prior notice to the rating agencies named in the Certificate Indenture) to (i) pure any ambiguity; (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision in this Declaration; (iii) add to the covenants, restrictions or obligations of the Delaware Trustee for the benefit of the holders of the Certificates; (iv) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Trust Property and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee; or (v) add, change or eliminate any other provision of this Declaration in any manner that shall not, as evidenced by an opinion of counsel to the Finance Authority, adversely affect in any material respect the interests of the holders of the Certificates; provided, however, that this Declaration shall not be amended in any manner which (i) would cause the Trust to be characterized as other than a "grantor trust" for federal income tax purposes or (ii) would affect the rights of the Finance Authority hereunder or under the Basic Documents without the prior written consent of the Finance Authority or receipt of an opinion of counsel to the Finance Authority to the effect that such amendment does not adversely affect, in any manner, the interests of the Finance Authority under this Declaration. After the execution of any such amendment, the party that sought such amendment shall furnish a copy thereof to the rating agencies named in the Certificate Indenture.

     Section 7.6 Amendments With Consent of Holders. This Declaration may be amended from time to time by the Delaware Trustee and the Finance Authority with the consent of the Certificate Trustee and the holders of Certificates whose Certificates evidence not less than a majority of the outstanding principal amount of each affected class of the Certificates as of the close of business on the preceding Certificate payment date (which consent, whether given pursuant to this Section 7.6 or pursuant to any other provision of this Declaration or the Certificate Indenture, shall be conclusive and binding on such Certificate holder and on all future holders of such Certificates and of any Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificates) (and with prior notice to the rating agencies named in the Certificate Indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Declaration, or of modifying in any manner the rights of the holders of the Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that shall be required to be made on any Certificate without the consent of the holder thereof; (b) adversely affect the rating of any of the Certificates without the consent of the holders of all of the outstanding principal amount of such affected Certificates; or (c) reduce the aforesaid majority required to consent to any such amendment, without the consent of all of the holders of the Certificates then outstanding. Prior to the execution of any such amendment, supplement or consent, the party seeking such amendment shall furnish written notification of the substance of such amendment, supplement or consent to the rating agencies named in the Certificate Indenture. After the execution of any such amendment, supplement or consent, the party that sought such amendment shall furnish a copy thereof to the rating agencies named in the Certificate Indenture.

     Section 7.7     Form of Amendments.

          (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 7.5 and Section 7.6, the party that sought such amendment shall furnish written notification of the substance of such amendment or consent to the Certificate Trustee and the Finance Authority.

          (b) The manner of obtaining such consents (and any other consents of holders of the Certificates provided for in this Declaration or in any other Basic Document) and of evidencing the authorization of the execution thereof by holders of the Certificates shall be subject to such reasonable requirements as the Delaware Trustee may prescribe to the extent not inconsistent with the provisions of the Basic Documents.

         (c) Promptly after the execution of any amendment to the Certificate of Trust, the Delaware Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         (d) Prior to the execution of any amendment to this Declaration, the Delaware Trustee shall receive an opinion of counsel from the party seeking such amendment to the effect that (i) the execution of such amendment is authorized or permitted by this Declaration and (ii) such execution will not adversely affect the treatment of the Trust as a "grantor trust" for federal income tax purposes.

         (e) The Delaware Trustee may, but shall not be obligated to, enter into any such amendment or supplement pursuant to Amendments Without Consent of Holders. This Declaration may be amended by the Delaware Trustee and the Finance Authority with the prior written consent of the Certificate Trustee but without the consent of any of the holders of the Certificates (but with prior notice to the rating agencies named in the Certificate Indenture) to (i) pure any ambiguity; (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision in this Declaration; (iii) add to the covenants, restrictions or obligations of the Delaware Trustee for the benefit of the holders of the Certificates; (iv) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Trust Property and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee; or (v) add, change or eliminate any other provision of this Declaration in any manner that shall not, as evidenced by an opinion of counsel to the Finance Authority, adversely affect in any material respect the interests of the holders of the Certificates; provided, however, that this Declaration shall not be amended in any manner which (i) would cause the Trust to be characterized as other than a "grantor trust" for federal income tax purposes or (ii) would affect the rights of the Finance Authority hereunder or under the Basic Documents without the prior written consent of the Finance Authority or receipt of an opinion of counsel to the Finance Authority to the effect that such amendment does not adversely affect, in any manner, the interests of the Finance Authority under this Declaration. After the execution of any such amendment, the party that sought such amendment shall furnish a copy thereof to the rating agencies named in the Certificate Indenture. and Amendments With Consent of Holders. This Declaration may be amended from time to time by the Delaware Trustee and the Finance Authority with the consent of the Certificate Trustee and the holders of Certificates whose Certificates evidence not less than a majority of the outstanding principal amount of each affected class of the Certificates as of the close of business on the preceding Certificate payment date (which consent, whether given pursuant to this Section 7.6 or pursuant to any other provision of this Declaration or the Certificate Indenture, shall be conclusive and binding on such Certificate holder and on all future holders of such Certificates and of any Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificates) (and with prior notice to the rating agencies named in the Certificate Indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Declaration, or of modifying in any manner the rights of the holders of the Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that shall be required to be made on any Certificate without the consent of the holder thereof; (b) adversely affect the rating of any of the Certificates without the consent of the holders of all of the outstanding principal amount of such affected Certificates; or (c) reduce the aforesaid majority required to consent to any such amendment, without the consent of all of the holders of the Certificates then outstanding. Prior to the execution of any such amendment, supplement or consent, the party seeking such amendment shall furnish written notification of the substance of such amendment, supplement or consent to the rating agencies named in the Certificate Indenture. After the execution of any such amendment, supplement or consent, the party that sought such amendment shall furnish a copy thereof to the rating agencies named in the Certificate Indenture. that affects and only affects the Delaware Trustee's own rights, duties or immunities under this Declaration or otherwise.

     Section 7.8 Counterparts. This Declaration may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 7.9 Successors. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Finance Authority, the Trust and the Delaware Trustee and their respective successors and permitted assigns, all as herein provided.

     Section 7.10 No Petition Covenant. Notwithstanding any other provision of this Declaration or any Basic Document and notwithstanding any prior termination of this Declaration, the Delaware Trustee and the Finance Authority shall not, prior to the date which is one year and one day after the termination of this Declaration, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

     Section 7.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 7.12 GOVERNING LAW. THIS DECLARATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



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     IN WITNESS WHEREOF, the Delaware Trustee and the Finance Authority have caused this Declaration of Trust to be duly executed by duly authorized officers, all as of the day and year first above written.

                                         STATE of CONNECTICUT, acting through
                                         the Office of the State Treasurer,
                                         as Finance Authority and Settlor

                                         By:
                                           Name:  Denise L. Nappier
                                           Title: Treasurer of the State of
                                                  Connecticut



                                         FIRST UNION TRUST COMPANY, NATIONAL
                                         ASSOCIATION,
                                         as Delaware Trustee

                                         By:
                                         Name:
                                         Title:


                                                    EXHIBIT A to the
                                                    Declaration of Trust

                        CERTIFICATE OF TRUST OF
               Connecticut rrb Special Purpose Trust CL&P-1

     THIS CERTIFICATE OF TRUST of Connecticut RRB Special Purpose Trust CL&P-
1 (the "Trust"), dated as of March   , 2001, is being duly executed and filed
by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C., Section 3801 et seq.) (the "Act").

     1. Name. The name of the business trust formed hereby is "Connecticut RRB Special Purpose Trust CL&P-1."

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are First Union Trust Company, National Association, One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801.

     3. Effective Date. This Certificate of Trust shall be effective as of the date filed.

     4. Series. The Trust shall be a series Trust and shall issue series of beneficial interests having separate rights, powers and duties with respect to property or obligations of the Trust, as provided in Section 3804 and 3806(b)(2) of the Act, such that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally or any other series.

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     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the
Trust, have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                       First Union Trust Company, National
                                       Association, not in its individual
                                       capacity but solely as Delaware
                                       Trustee

                                       By:    /s/W. Jeffrey Kramer
                                       Name:   W. Jeffrey Kramer
                                       Title:  Vice President

                                       First Union Trust Company, National
                                       Association, not in its individual
                                       capacity but solely as Certificate
                                       Trustee

                                       By:     /S/ W. Jeffrey Kramer
                                       Name:   W. Jeffrey Kramer
                                       Title:  Vice President